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                                                                   EXHIBIT 10.23



                                 FIRST AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is made and entered into as of the 16th day of March, 1998, by and among STAFFMARK, INC., a Delaware corporation (the "Borrower"), MERCANTILE BANK NATIONAL ASSOCIATION, DEPOSIT GUARANTY NATIONAL BANK, THE FIRST NATIONAL BANK OF CHICAGO, FIRST UNION NATIONAL BANK, LASALLE NATIONAL BANK, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and FLEET NATIONAL BANK (collectively, the "Lenders") and MERCANTILE BANK NATIONAL ASSOCIATION, a national banking association, as agent on behalf of Lenders (in such capacity, the "Agent").

                                   WITNESSETH:

                  WHEREAS, the Borrower, the Agent and the Lenders other than Fleet National Bank ("Fleet") have previously entered into that certain Amended and Restated Credit Agreement dated as of March 9, 1998, as partially assigned to Fleet by Mercantile Bank National Association ("Mercantile") pursuant to an Assignment Agreement dated the date hereof and made by and among Mercantile, Fleet and the Agent (as assigned, the "Credit Agreement"); and

                  WHEREAS, the Borrower has executed and delivered to Lenders, respectively, its Reducing Revolver Notes in the aggregate original principal amount of $150,000,000.00 (collectively, the "Original Notes"); and

                  WHEREAS, the Borrower, Agent and Lenders desire to, among other things, increase the maximum principal amount of Reducing Revolver Loans available to Borrower under the Credit Agreement from $150,000,000.00 to $175,000,000.00 and to amend and restate the Original Notes, all upon the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually promise and agree as follows:

                  1. The definition of "Reducing Revolver Commitment" in Section 2 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                  Reducing Revolver Commitment shall mean, subject to termination or reduction as set forth in Section 3.11 and subject to quarterly reductions required by Section 3.1(a), for each Lender the amount set forth as the Reducing Revolver Commitment of such Lender next to its name on the signature pages of the First Amendment to Amended and Restated Credit Agreement dated as of March 16, 1998, made by and among Borrower, Lenders and Agent (the "First Amendment")




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                  or on the signature pages of any subsequent Assignment
                  Agreement to which such Lender is a party.

                  2. The definition of "Reducing Revolver Notes" in Section 2 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                  Reducing Revolver Notes shall mean each of the Reducing Revolver Notes of the Borrower to be executed and delivered to each of the Lenders pursuant to the First Amendment or thereafter pursuant to Section 3.1 herein, as such Notes may from time to time be amended, restated, modified, extended or renewed.

                  3. Section 3.1(a) of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                           (a) Subject to the terms and conditions hereof, during the Term of this Agreement, each Lender hereby severally agrees to make such loans (individually, a "Reducing Revolver Loan," and collectively, the "Reducing Revolver Loans") to the Borrower as the Borrower may from time to time request pursuant to Section 3.2(a). The aggregate principal amount of Reducing Revolver Loans which Lenders, cumulatively, shall be required to have outstanding hereunder at any one time, plus the undrawn face amount of Letters of Credit issued by Agent and then outstanding under Section 3.3, shall not exceed the lesser of (i) One Hundred Seventy-Five Million Dollars ($175,000,000.00) (subject to reduction as provided below, the "Total Reducing Revolver Commitment"), or (ii) four hundred percent (400%), (and at all times after March 31, 1999, three hundred fifty percent (350%)) of the amount of Borrower's Consolidated Proforma EBITDA Cash Flow determined as of the most recent fiscal quarter-end. The amount each Lender shall be required to have outstanding hereunder as Reducing Revolver Loans plus their undivided Pro Rata Share participation interest in each Letter of Credit issued by Agent under Section 3.3, shall not exceed, in the aggregate at any one time outstanding, the lesser of (x) the amount of such Lender's Reducing Revolver Commitment, or (y) such Lender's Pro Rata Share multiplied times an amount equal to four hundred percent (400%) (and at all times after March 31, 1999, three hundred fifty percent (350%)) of Borrower's Consolidated Proforma EBITDA Cash Flow determined as of the most recent fiscal quarter-end. Each Reducing Revolver Loan under this Section 3.1 shall be made by the Lenders ratably in proportion to their respective Reducing Revolver Commitments. The Reducing Revolver Loans shall be evidenced by the Reducing Revolver Notes of the Borrower payable by the Borrower to the respective orders of each of the Lenders in the aggregate original principal amount of One Hundred Seventy-Five Million Dollars ($175,000,000.00) and otherwise in the form attached hereto as Exhibit A and incorporated herein by reference (as the same may from time to time be amended, restated, modified, extended or renewed, the "Reducing Revolver Notes"). The Reducing Revolver Notes shall mature on April 1, 2003, unless earlier terminated by acceleration or otherwise upon the occurrence of an Event of Default under this Agreement. Subject to any such earlier maturity by reason of acceleration or otherwise and in addition to any voluntary reduction requested by Borrower pursuant to
         Section 3.11, the Total Reducing



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         Revolver Commitment of the Lenders shall be reduced by the amount of
         Five Million Dollars ($5,000,000.00) on the first day of each fiscal quarter commencing with the first such reduction on January 1, 2000 and continuing on the first day of each fiscal quarter thereafter during the Term hereof, with such reductions being applied to the respective Reducing Revolver Commitments of the Lenders in accordance with their Pro Rata Shares thereof. In the event any such quarterly reduction in the Total Reducing Revolver Commitment shall cause the amount of the Total Reducing Revolver Commitment to be decreased below the then outstanding principal amount of all Reducing Revolver Loans to Borrower plus the undrawn face amount of all outstanding Letters of Credit, or in the event any reduction in Borrower's most recent quarter-end Consolidated Proforma EBITDA Cash Flow shall cause the aggregate principal amount of the Reducing Revolver Loans plus the undrawn face amount of all outstanding Letters of Credit to exceed four hundred percent (400%) (and at all times after March 31, 1999, three hundred fifty percent (350%)) of such most recent quarter-end Consolidated Proforma EBITDA Cash Flow, Borrower agrees to pay to Agent for distribution to the Lenders in accordance with their respective Pro Rata Shares of the Reducing Revolver Commitments, the amount by which the aggregate outstanding Reducing Revolver Loans plus the undrawn face amount of all outstanding Letters of Credit then exceeds the lesser of the then available Total Reducing Revolver Commitment or four hundred percent (400%) (and at all times after March 31, 1999, three hundred fifty percent (350%)) of Borrower's most recent quarter-end Consolidated Proforma EBITDA Cash Flow. If the undrawn face amount of all Letters of Credit still exceeds the lesser of the then current Total Reducing Revolver Commitment or four hundred percent (400%) (and at all times after March 31, 1999, three hundred fifty percent (350%)) of the most recent quarter-end Consolidated Proforma EBITDA Cash Flow after repayment in full of all Reducing Revolver Loans under the preceding sentence, Borrower agrees to provide cash collateral in form and substance acceptable to Agent in an amount sufficient to cover such shortfall. Subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow the amounts available under this Section 3.1.

                  4. Exhibit A to the Credit Agreement hereby is deleted in its entirety and Exhibit A attached to this First Amendment is substituted in its place.

                  5. The agreements of Agent and the Lenders as set forth herein are expressly conditioned upon the following:

                  (a) Execution by Borrower of this Agreement and each of the Amended and Restated Reducing Revolver Notes;

                  (b) Execution by Guarantors of the Consent of Guarantors in the form attached to this Agreement; and

                  (c) Delivery to Agent and Lenders of an opinion of Borrower's counsel in form and substance satisfactory to Agent and Lenders relating to the due execution, delivery and enforceability of this Agreement and the other



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                  Transaction Documents and such other matters as Agent and
                  Lenders may reasonably require.

                  6. Borrower hereby represents and warrants to Agent and to Lenders that:

                           a. The execution, delivery and performance by
Borrower of this First Amendment and the amended and restated Reducing Revolver Notes are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by Borrower of this First Amendment and the amended and restated Reducing Revolver Notes do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, and Borrower is not now in default under or in violation of, the terms of the Certificate of Incorporation or Bylaws of Borrower, any applicable law, any rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which Borrower is a party or by which it is bound or to which it is subject;

                           b. This First Amendment and the amended and restated
Reducing Revolver Notes have been duly executed and delivered and constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms; and

                           c. As of the date hereof, all of the covenants,
representations and warranties of Borrower set forth in the Credit Agreement are true and correct and no "Event of Default" (as defined therein) under or within the meaning of the Credit Agreement, as hereby amended, has occurred and is continuing.

                  7. The Credit Agreement, as hereby amended, the Reducing Revolver Notes, as hereby amended and restated, and the other Transaction Documents are and shall remain the binding obligations of Borrower, and except to the extent amended by this First Amendment, all of the terms, provisions, conditions, agreements, covenants, representations, warranties and powers contained in the Credit Agreement, the Reducing Revolver Notes and the other Transaction Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed. This First Amendment amends the Credit Agreement and is not a novation thereof.

                  8. All references in the Credit Agreement or the other Transaction Documents to "this Agreement" and any other references of similar import shall henceforth mean the Credit Agreement as amended by this First Amendment.

                  9. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations hereunder.



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                  10. This First Amendment is made solely for the benefit of
Borrower, Agent and Lenders as set forth herein, and is not intended to be relied upon or enforced by any other person or entity.

                  11. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER, AGENT AND LENDERS FROM ANY MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER, AGENT AND LENDERS COVERING SUCH MATTERS ARE CONTAINED IN THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, WHICH CONSTITUTE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER, AGENT AND LENDERS EXCEPT AS BORROWER, AGENT AND LENDERS MAY LATER AGREE IN WRITING TO MODIFY. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS (ORAL OR WRITTEN) RELATING TO THE SUBJECT MATTER HEREOF.

                  12. This First Amendment shall be governed by and construed in accordance with the internal laws of the State of Missouri.

                  13. In the event of any inconsistency or conflict between this First Amendment and the Credit Agreement or the other Transaction Documents, the terms, provisions and conditions of this First Amendment shall govern and control.



                         [SIGNATURES ON FOLLOWING PAGE]




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                  IN WITNESS WHEREOF, the parties have caused this First
Amendment to Amended and Restated Credit Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                    STAFFMARK, INC.



                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------

Reducing Revolver Commitment:       MERCANTILE BANK
         $35,000,000.00             NATIONAL ASSOCIATION


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------
                                    Address:      721 Locust Street
                                                  St. Louis, Missouri  63101
                                                  Attention:  Mid America
                                                               Group
                                    Telecopy No:  (314)425-3859

Reducing Revolver Commitment:       DEPOSIT GUARANTY NATIONAL BANK
         $15,000,000.00



                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------
                                    Address:      210 E. Capital Street
                                                  Suite 1180
                                                  Jackson, Mississippi  39201
                                                  Attention:  Steven C. Krohn,
                                                                SVP
                                    Telecopy No.  (601)354-8412



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

Reducing Revolver Commitment:       THE FIRST NATIONAL BANK OF CHICAGO
         $32,500,000.00


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------
                                    Address:      One First National Plaza
                                                  10th Floor
                                                  Mail Suite 0324
                                                  Chicago, Illinois  60670-0324
                                                  Attention:  Jenny A. Gilpin,
                                                               VP
                                    Telecopy No. (312)732-2991

Reducing Revolver Commitment:       FIRST UNION NATIONAL BANK
         $30,000,000.00



                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------
                                    Address:     One First Union Center
                                                 301 South College Street, DC5
                                                 Charlotte, North Carolina
                                                  28288-0737
                                                 Attention:
                                                  Henry R. Biedrzycki, VP
                                    Telecopy No. (704)374-3300

Reducing Revolver Commitment:       LASALLE NATIONAL BANK
         $20,000,000.00



                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------
                                    Address:      One Metropolitan Square
                                                  211 North Broadway
                                                  Suite 2140
                                                  St. Louis, Missouri  63102
                                                  Attention:  Tom Harmon, AVP
                                    Telecopy No. (314)621-1612



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Reducing Revolver Commitment:       BANK OF AMERICA NATIONAL TRUST
         $20,000,000.00             AND SAVINGS ASSOCIATION



                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------
                                    Address:     231 S. LaSalle Street
                                                 6th Floor
                                                 Chicago, Illinois  60697
                                                 Attention:  Steven Standbridge,
                                                              VP
                                    Telecopy No. (312)828-1974

Reducing Revolver Commitment:       FLEET NATIONAL BANK
         $22,500,000.00


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------
                                    Address:      One Federal Street, 4th Floor
                                                  Boston, Massachusetts  02110
                                                  Attention:  Deborah Lawrence
                                    Telecopy No.  (617)346-4667


                                    MERCANTILE BANK
                                    NATIONAL ASSOCIATION, as Agent



                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------
                                    Address:      721 Locust Street
                                                  St. Louis, Missouri  63101
                                    Attention:    Mid America Group




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